                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report - December 27, 2005
                        (Date of Earliest Event Reported)

                                POPULAR ABS, INC.
    (as depositor under a certain Pooling and Servicing Agreement dated as of
      November 1, 2005, providing for the issuance of Mortgage Pass-Through
                          Certificates, Series 2005-D)
             (Exact Name of Registrant as specified in its charter)

        Delaware                   333-115371-11                52-2029487
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (302) 478-6160

Item 8.01. Other Events.

          Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class A-1, A-2, A-3, A-4, A-5, A-6, M-1, M-2, M-3, M-4, M-5 and M-6 Certificateholders with respect to the December 27, 2005 Distribution Date.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POPULAR ABS, INC.


                                        By: /s/ James H. Jenkins
                                            ------------------------------------
                                            James H. Jenkins,
                                            Executive Vice President and CFO

Dated: December 27, 2005

                 Popular ABS Mortgage Pass-Through Trust 2005-D

                         Statement to Certificateholders

                                December 27, 2005

                             DISTRIBUTION IN DOLLARS

                             BEGINNING                                                                            ENDING
            ORIGINAL         PRINCIPAL                                                  REALIZED   DEFERRED      PRINCIPAL
 CLASS     FACE VALUE         BALANCE        PRINCIPAL      INTEREST         TOTAL       LOSSES    INTEREST       BALANCE
------   --------------   --------------   ------------   ------------   ------------   --------   --------   --------------
  A1     138,712,000.00   138,712,000.00   6,675,170.86     619,695.86   7,294,866.72     0.00       0.00     132,036,829.14
  A2       5,404,000.00     5,404,000.00           0.00      23,372.30      23,372.30     0.00       0.00       5,404,000.00
  A3      42,491,000.00    42,491,000.00           0.00     189,084.95     189,084.95     0.00       0.00      42,491,000.00
  A4       8,788,000.00     8,788,000.00           0.00      41,274.31      41,274.31     0.00       0.00       8,788,000.00
  A5      22,698,000.00    22,698,000.00           0.00     112,827.98     112,827.98     0.00       0.00      22,698,000.00
  A6      12,000,000.00    12,000,000.00           0.00      55,870.00      55,870.00     0.00       0.00      12,000,000.00
  M1      21,828,000.00    21,828,000.00           0.00     105,865.80     105,865.80     0.00       0.00      21,828,000.00
  M2      17,343,000.00    17,343,000.00           0.00      89,836.74      89,836.74     0.00       0.00      17,343,000.00
  M3       3,588,000.00     3,588,000.00           0.00      13,293.54      13,293.54     0.00       0.00       3,588,000.00
  M4       4,485,000.00     4,485,000.00           0.00      18,904.27      18,904.27     0.00       0.00       4,485,000.00
  M5       3,140,000.00     3,140,000.00           0.00      14,177.10      14,177.10     0.00       0.00       3,140,000.00
  M6       2,990,000.00     2,990,000.00           0.00      14,508.98      14,508.98     0.00       0.00       2,990,000.00
  B1       2,990,000.00     2,990,000.00           0.00      14,508.98      14,508.98     0.00       0.00       2,990,000.00
  B2       2,093,000.00     2,093,000.00           0.00      10,156.28      10,156.28     0.00       0.00       2,093,000.00
  B3       2,990,000.00     2,990,000.00           0.00      14,508.98      14,508.98     0.00       0.00       2,990,000.00
  B4       4,784,000.00     4,784,000.00           0.00      23,214.36      23,214.36     0.00       0.00       4,784,000.00
   R               0.00             0.00           0.00           0.00           0.00     0.00       0.00               0.00
         --------------   --------------   ------------   ------------   ------------     ----       ----     --------------
TOTALS   296,324,000.00   296,324,000.00   6,675,170.86   1,361,100.43   8,036,271.29     0.00       0.00     289,648,829.14
         --------------   --------------   ------------   ------------   ------------     ----       ----     --------------
   X     299,015,120.93   299,015,120.93           0.00           0.00           0.00     0.00       0.00     292,646,919.42
         --------------   --------------   ------------   ------------   ------------     ----       ----     --------------

                  FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                        BEGINNING                                                  ENDING
 CLASS     CUSIP        PRINCIPAL      PRINCIPAL     INTEREST       TOTAL         PRINCIPAL
------   ---------   --------------   -----------   ----------   -----------   --------------
  A1     73316PHK9   1,000.00000000   48.12251903   4.46750000   52.59001903     951.87748097
  A2     73316PHL7   1,000.00000000    0.00000000   4.32500000    4.32500000   1,000.00000000
  A3     73316PHM5   1,000.00000000    0.00000000   4.45000000    4.45000000   1,000.00000000
  A4     73316PHN3   1,000.00000000    0.00000000   4.69666705    4.69666705   1,000.00000000
  A5     73316PHP8   1,000.00000000    0.00000000   4.97083355    4.97083355   1,000.00000000
  A6     73316PHQ6   1,000.00000000    0.00000000   4.65583333    4.65583333   1,000.00000000
  M1     73316PHR4   1,000.00000000    0.00000000   4.85000000    4.85000000   1,000.00000000
  M2     73316PHS2   1,000.00000000    0.00000000   5.18000000    5.18000000   1,000.00000000
  M3     73316PHT0   1,000.00000000    0.00000000   3.70500000    3.70500000   1,000.00000000
  M4     73316PHU7   1,000.00000000    0.00000000   4.21499889    4.21499889   1,000.00000000
  M5     73316PHV5   1,000.00000000    0.00000000   4.51500000    4.51500000   1,000.00000000
  M6     73316PHW3   1,000.00000000    0.00000000   4.85250167    4.85250167   1,000.00000000
  B1     73316PHX1   1,000.00000000    0.00000000   4.85250167    4.85250167   1,000.00000000
  B2     73316PHY9   1,000.00000000    0.00000000   4.85249881    4.85249881   1,000.00000000
  B3     73316PHZ6   1,000.00000000    0.00000000   4.85250167    4.85250167   1,000.00000000
  B4     73316PJA9   1,000.00000000    0.00000000   4.85250000    4.85250000   1,000.00000000
                     --------------   -----------   ----------   -----------   --------------
TOTALS               1,000.00000000   22.52659542   4.59328448   27.11987989     977.47340458
         ---------   --------------   -----------   ----------   -----------   --------------
   X        N/A      1,000.00000000    0.00000000   0.00000000    0.00000000     978.70274423
         ---------   --------------   -----------   ----------   -----------   --------------

                               PASS-THROUGH RATES

         CURRENT PASS-
 CLASS    THRU RATE
------   -------------
  A1       5.361000%
  A2       5.190000%
  A3       5.340000%
  A4       5.636000%
  A5       5.965000%
  A6       5.587000%
  M1       5.820000%
  M2       6.216000%
  M3       4.940000%
  M4       5.620000%
  M5       6.020000%
  M6       6.470000%
  B1       6.470000%
  B2       6.470000%
  B3       6.470000%
  B4       6.470000%


           --------
  X        0.000000%
           --------

--------------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                Lauren M Grunley
             JPMorgan Chase Bank, N.A. - Structured Finance Services
                           4 New York Plaza, Floor: 6
                          New York, New York 100042413
                    Tel: (212) 623-4484 / Fax: (212) 623-5931

--------------------------------------------------------------------------------

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-D

                                December 27, 2005

Sec. 4.03(a)(i)                      Funds Allocable to Certificate Principal

                                          Scheduled Principal                                                            235,084.93
                                          Curtailments                                                                     3,802.54
                                          Prepayments                                                                  6,129,382.33
                                          Repurchases                                                                          0.00
                                          Liquidation Proceeds                                                                 0.00

                                          Extra Principal Distribution Amount                                            306,969.35

Sec. 4.03 (a)(ii)                    Interest Distribution Amounts

                                          Interest Distribution - A-1                                                    619,695.86
                                          Unpaid Interest - A-1                                                                0.00
                                          Remaining Unpaid Interest - A-1                                                      0.00

                                          Interest Distribution - A-2                                                     23,372.30
                                          Unpaid Interest - A-2                                                                0.00
                                          Remaining Unpaid Interest - A-2                                                      0.00

                                          Interest Distribution - A-3                                                    189,084.95
                                          Unpaid Interest - A-3                                                                0.00
                                          Remaining Unpaid Interest - A-3                                                      0.00

                                          Interest Distribution - A-4                                                     41,274.31
                                          Unpaid Interest - A-4                                                                0.00
                                          Remaining Unpaid Interest - A-4                                                      0.00

                                          Interest Distribution - A-5                                                    112,827.98
                                          Unpaid Interest - A-5                                                                0.00
                                          Remaining Unpaid Interest - A-5                                                      0.00

                                          Interest Distribution - A-6                                                     55,870.00
                                          Unpaid Interest - A-6                                                                0.00
                                          Remaining Unpaid Interest - A-6                                                      0.00

                                          Interest Distribution - M-1                                                    105,865.80
                                          Unpaid Interest - M-1                                                                0.00
                                          Remaining Unpaid Interest - M-1                                                      0.00

                                          Interest Distribution - M-2                                                     89,836.74
                                          Unpaid Interest - M-2                                                                0.00
                                          Remaining Unpaid Interest - M-2                                                      0.00

                                          Interest Distribution - M-3                                                     13,293.54
                                          Unpaid Interest - M-3                                                                0.00

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-D

                                December 27, 2005

                                          Remaining Unpaid Interest - M-3                                                      0.00

                                          Interest Distribution - M-4                                                     18,904.27
                                          Unpaid Interest - M-4                                                                0.00
                                          Remaining Unpaid Interest - M-4                                                      0.00

                                          Interest Distribution - M-5                                                     14,177.10
                                          Unpaid Interest - M-5                                                                0.00
                                          Remaining Unpaid Interest - M-5                                                      0.00

                                          Interest Distribution - M-6                                                     14,508.98
                                          Unpaid Interest - M-6                                                                0.00
                                          Remaining Unpaid Interest - M-6                                                      0.00

                                          Interest Distribution - B-1                                                     14,508.98
                                          Unpaid Interest - B-1                                                                0.00
                                          Remaining Unpaid Interest - B-1                                                      0.00

                                          Interest Distribution - B-2                                                     10,156.28
                                          Unpaid Interest - B-2                                                                0.00
                                          Remaining Unpaid Interest - B-2                                                      0.00

                                          Interest Distribution - B-3                                                     14,508.98
                                          Unpaid Interest - B-3                                                                0.00
                                          Remaining Unpaid Interest - B-3                                                      0.00

                                          Interest Distribution - B-4                                                     23,214.36
                                          Unpaid Interest - B-4                                                                0.00
                                          Remaining Unpaid Interest - B-4                                                      0.00

                                     Interest Reductions
                                          Net Prepayment Interest Shortfalls                                                   0.00
                                          Relief Act Reductions                                                                0.00

                                          Class A-1 Interest Reduction                                                         0.00
                                          Class A-2 Interest Reduction                                                         0.00
                                          Class A-3 Interest Reduction                                                         0.00
                                          Class A-5 Interest Reduction                                                         0.00
                                          Class A-4 Interest Reduction                                                         0.00
                                          Class A-6 Interest Reduction                                                         0.00
                                          Class M-1 Interest Reduction                                                         0.00
                                          Class M-2 Interest Reduction                                                         0.00
                                          Class M-3 Interest Reduction                                                         0.00
                                          Class M-4 Interest Reduction                                                         0.00
                                          Class M-5 Interest Reduction                                                         0.00
                                          Class M-6 Interest Reduction                                                         0.00
                                          Class B-1 Interest Reduction                                                         0.00

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-D

                                December 27, 2005

                                          Class B-2 Interest Reduction                                                         0.00
                                          Class B-3 Interest Reduction                                                         0.00
                                          Class B-4 Interest Reduction                                                         0.00

Sec. 4.03(a)(iii)                    Available Funds Shortfall

                                          Class A-1 Available Funds Shortfall                                                  0.00
                                          Class A-2 Available Funds Shortfall                                                  0.00
                                          Class A-3 Available Funds Shortfall                                                  0.00
                                          Class A-4 Available Funds Shortfall                                                  0.00
                                          Class A-5 Available Funds Shortfall                                                  0.00
                                          Class A-6 Available Funds Shortfall                                                  0.00
                                          Class M-1 Available Funds Shortfall                                                  0.00
                                          Class M-2 Available Funds Shortfall                                                  0.00
                                          Class M-3 Available Funds Shortfall                                                  0.00
                                          Class M-4 Available Funds Shortfall                                                  0.00
                                          Class M-5 Available Funds Shortfall                                                  0.00
                                          Class M-6 Available Funds Shortfall                                                  0.00
                                          Class B-1 Available Funds Shortfall                                                  0.00
                                          Class B-2 Available Funds Shortfall                                                  0.00
                                          Class B-3 Available Funds Shortfall                                                  0.00
                                          Class B-4 Available Funds Shortfall                                                  0.00

Sec. 4.03(a)(v)                      Pool Principal Balances

                                          Beginning Pool Balance                                                     299,015,120.93
                                          Ending Pool Balance                                                        292,646,919.42
                                          Beginning Loan Count                                                             1,778.00
                                          Ending Loan Count                                                                1,748.00

Sec. 4.03(a)(vi)                     Servicing Fee

                                          Servicing Fee                                                                  124,589.63

Sec. 4.03(a)(viii)                   Delinquency Advances

                                          Group I Delinquency Advances Included in Current Distribution                1,527,097.56
                                          Group I Recouped Advances Included in Current Distribution                           0.00
                                          Group I Recouped Advances From Liquidations                                          0.00
                                          Group I Aggregate Amount of Advances Outstanding                             1,527,097.56

Section 4.03(a)(ix) A                Delinquencies

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-D

                                December 27, 2005

                                                     Delinquency by Group
                                                            Group 1

                                       Period     Number   Principal Balance   Percentage
                                     ----------   ------   -----------------   ----------
                                      0-30 days      32       6,442,892.53        2.20%
                                     31-60 days       2         162,450.00        0.06%
                                     61-90 days       1         134,400.00        0.05%
                                       91+days        0               0.00        0.00%
                                                    ---       ------------        ----
                                        Total        35       6,739,742.53        2.30%
                                                    ---       ------------        ----

Sec. 4.03 (a)(ix) B                  Loans in Foreclosure

                                                     Foreclosure by Group

                                      Group   Number of
                                     Number     Loans     Principal Balance   Percentage
                                     ------   ---------   -----------------   ----------
                                        1         0              0.00            0.00%

Sec. 4.03(a)(x), (xi)                Loans in REO

                                                         REO by Group

                                      Group   Number of
                                     Number     Loans     Principal Balance   Percentage
                                     ------   ---------   -----------------   ----------
                                        1         0              0.00            0.00%

                                          Market Value of Group I REO Loans                                                    0.00

Sec. 4.03(a)(xii)                    Aggregate Stated Principal Balance of the Three Largest Loans

                                          Group I Three Largest Loans                                                  2,977,175.48

Sec. 4.03(a)(xiii)                   Net WAC Cap Carryover

                                          Class A-1 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class A-1 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class A-1 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class A-2 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class A-2 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class A-2 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class A-3 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class A-3 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class A-3 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class A-4 Net WAC Cap Carryover Amounts Due                                          0.00

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-D

                                December 27, 2005

                                          Class A-4 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class A-4 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class A-5 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class A-5 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class A-5 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class A-6 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class A-6 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class A-6 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class M-1 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class M-1 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class M-1 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class M-2 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class M-2 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class M-2 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class M-3 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class M-3 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class M-3 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class M-4 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class M-4 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class M-4 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class M-5 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class M-5 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class M-5 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class M-6 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class M-6 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class M-6 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class B-1 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class B-1 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class B-1 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class B-2 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class B-2 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class B-2 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class B-3 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class B-3 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class B-3 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class B-4 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class B-4 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class B-4 Net WAC Cap Carryover Remaining Amounts Due                                0.00

Sec. 4.03(a)(xiv)                    Aggregate Principal Balance of Balloon Loans with Original Terms <= 36 Months and 60+ Contractually Past Due

                                          Aggregate Principal Balance of Balloon Loans                                         0.00

Sec. 4.03 (a)(xv), (xxii)            Realized Losses

                                          Current Period Realized Losses                                                       0.00

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-D

                                December 27, 2005

                                          Cumulative Realized Losses                                                           0.00

Sec. 4.03 (a)(xvi)                   Reserve Fund

                                          Beginning Balance of Reserve Fund                                                    0.00
                                          Funds Withdrawn From Reserve Fund For Distribution                                   0.00
                                          Funds Deposited to Reserve Fund                                                      0.00
                                          Ending Balance of Reserve Fund                                                       0.00

Sec. 4.03 (a)(xvii)                  Number of Loans Repurchased

                                          Number of Loans Repurchased                                                          0.00

Sec. 4.03 (a)(xviii)                 Weighted Average Mortgage Rate of Outstanding Loans (as of first day of related Due Period)

                                          Weighted Average Mortgage Rate                                                       7.21%

Sec. 4.03 (a)(xix)                   Weighted Average Remaining Term of Outstanding Loans

                                          Weighted Average Remaining Term                                                    355.00

Sec. 4.03 (a)(xxi), (xxii), (xxiii)  Overcollateralization Amounts

                                          Overcollateralization Amount                                                 2,998,090.28
                                          Overcollateralization Target Amount                                          4,784,241.93
                                          Overcollateralization Release Amount                                                 0.00
                                          Overcollateralization Deficiency Amount                                      1,786,151.65

Sec. 4.03 (a)(xxiv)                  Trigger Events

                                          Has a Trigger Event Occurred and is continuing?                                        NO
                                          Cumulative Realized Losses as a percentage of the Original Pool Balance              0.00%
                                          Senior Enhancement Percentage                                                       23.55%
                                          Senior Specified Enhancement Percentage                                             47.50%

Sec. 4.03 (a)(xxv)                   60+ Day Delinquent Loans

                                          60+ Day Delinquent Loans as a percentage of the current Pool Balance                 0.05%

Sec. 4.03 (a)(xxvi)                  Amount of Funds Collected by Trustee under Yield Maintenance Agreement                    0.00

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.